SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

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LION, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-25159	91-2094375
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
2801 Hollycroft St., Gig Harbor, WA	98335
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (206) 577-1440

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     OTHER EVENTS

On August 22, 2008, LION, Inc. (the “Company”) instructed its stock transfer agent, Computershare Trust Company, to commence the process for making an initial distribution of $0.065 per share to shareholders of record as of August 11, 2008, the date on which the Company’s stock transfer books were closed.  The Company has instructed Computershare to deliver the form of letter, filed as Exhibit 99.1 to this Current Report, to its shareholders in connection with the distribution.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit 99.1 – Form of Letter to Shareholders, dated August 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LION, Inc.
(Registrant)

Date:	August 22, 2008	By:	/s/ Steve Thomson
Steve Thomson
Secretary